LEGG MASON INCOME TRUST, INC.

                    Supplement to the Legg Mason Income Trust
                          Prospectus dated May 1, 2007



The first paragraph in the section "Distribution and Taxes" on page 39 of the Prospectus is replaced in its entirety with the following:




     Each fund declares dividends from any net investment income daily and pays them monthly. Shares will normally begin to earn dividends on the first business day following the settlement date of purchase.






  You should retain this supplement with your prospectus for future reference.

                     This supplement is dated March 4, 2008.









LMF-025
(#541595)